LOANS, NET (Tables)	12 Months Ended
Dec. 31, 2020
Loans Net
SCHEDULE OF RECONCILIATION STRAIGHT LOANS AND SIMILAR INSTRUMENTS

	As of December 31,
	2020	2019
Opening balance	$113	$-
Plus: Net consideration received (*)	2,035	1,469
Less: Debt issuance costs	-	(101)
Less: Fair value of detachable instruments accounted for as equity component or derivative liabilities	-	(531)
Less: Fair value of detachable instruments accounted for as equity component	(461)
Plus: Amortization of discounts and accrued interest expenses	1,170	959
Less: Straight loans reclassified to convertible loans upon change of terms (*)	(1,185)	(1,796)
Plus: Modification of terms of convertible bridge loans	-	113
Closing balance	$1,672	$113

(*)	Including loans in net principal amount received in total amount of $697 that have been reclassified to convertible bridge loans in total amount of $992 upon default event in which the Company has not paid the net principal amount at the stated maturity date (see also Note 11C).